Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of Cordia Bancorp Inc. (the “Company”) hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

March 26, 2014	By: /s/ Jack Zoeller Jack Zoeller President and Chief Executive Officer (principal executive officer)
By: /s/ Mark A. Severson Mark A. Severson Chief Financial Officer (principal financial officer)